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                                                                      Exhibit 21

                        MHI GROUP, INC. AND SUBSIDIARIES

                                 APRIL 30, 1995

Subsidiaries of Registrant:


                 Funeral Services Acquisition Group, Inc.
                   Incorporated in the State of Florida and State of Colorado
                     d/b/a -     Star of David Memorial Gardens
                                   Cemetery and Funeral Chapel
                                 Star of David Family Assurance Plan
                                 McLaughlin Mortuary
                                 McLaughlin Twin Cities Funeral Home
                                 McLaughlin Family Assurance Plan
                                 Liveoak Park Memorial Cemetery
                                 Oakley Funeral Home
                                 Chapel Hill Gardens
                                 Oakley Family Assurance Plan
                                 Coleman & Ferguson Funeral Home
                                 Richie Chapel
                                 Coleman & Ferguson Family Assurance Plan
                                 McNeil-Keyes Funeral Home
                                 Crematory of Northwest Florida
                                 Cedar Hill Chapel
                                 McNeil-Keyes Family Assurance Plan
                                 Koontz Little Chapel Funeral Home
                                 C.E. Prevatt Funeral Home - Temple Terrace
                                 C.E. Prevatt Funeral Home - St. Petersburg
                                 Prevatt Family Services - Tampa
                                 Howe Mortuary of Boulder
                                 Darrell Howe Mortuary
                                 Green Mountain Cemetery
                                 McLaughlin-Aultman Funeral Home
                                 Schmanski Funeral Home
                                 MHI Institute

                 MHI Financial, Inc.
                   Incorporated in the State of Florida





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